Filed pursuant to Rule 497(e) under the
Securities Act of 1933, as amended
Securities Act File No. 333-141120

FUNDVANTAGE TRUST

(THE “Trust”)

LATEEF FOCUSED SUSTAINABLE GROWTH FUND
(THE “FUND”)
(formerly, Lateef Focused Growth Fund)

Supplement dated February 6, 2020 to the Prospectus and Statement of Additional Information (“SAI”) for the Fund dated September 1, 2019

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

At the recommendation of Lateef Investment Management, L.P. (“Lateef” or “Adviser”), the Fund’s investment adviser, the Board of Trustees of the Trust approved the name change of the Fund to the “Lateef Focused Sustainable Growth Fund.” Lateef proposed the name change to reflect the application of Lateef’s Environmental, Social, and Governance, or “ESG” framework to its stock selection process for the Fund.

Accordingly, the Prospectus and SAI are amended as follows:

●	All references to “Lateef Focused Growth Fund” are replaced with “Lateef Focused Sustainable Growth Fund”;
●	The second paragraph of the section “Summary of Principal Investment Strategies” on page 2 of the Prospectus is deleted and replaced with the following:

Through its investment process, the Adviser seeks to build an understanding of the competitive advantages, financial drivers, and key risks and uncertainties related to an investment under consideration. The adviser believes that its “ESG” framework can aid in identifying sustainable franchises and may, in its view, better position the Fund to perform over the long term and through market cycles. The Adviser’s internally developed ESG framework considers environmental, social, and governance risks and value-creation opportunities. Specifically, the Adviser assesses an investment’s merits through the lens of environmental, social, and governance issues by considering both the external impact of a company’s product or service and the company’s internal policies, controls, and interactions with shareholders, employees, and other stakeholders.

By assessing positive, neutral, or negative impacts a company has on internal and external environmental, social, and governance issues, the Adviser aims to identify value-creating opportunities from companies that have positive impacts and avoid value-destructing risk. The Adviser, at its discretion, may also engage with company management and boards of directors on the topics of governance and corporate social responsibility. In addition to the Adviser’s internal research and proprietary ESG assessment, it also uses third party ESG scoring systems to complement its research.

The Adviser intends to purchase securities that trade at a discount to their intrinsic value as estimated by the Adviser. The Adviser believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. The Adviser reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

●	The section “Summary of Principal Risks” on page 2 of the Prospectus is revised to insert the following immediately after the bulleted paragraph “Common Stock Risk”:

ESG Strategy Risk: The Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or Advisers’ views.

●	The first paragraph of the section “Principal Investment Strategies” on page 6 of the Prospectus is revised to insert the following immediately after the last bullet point:

o	sustainable products, services, and actions;
o	positive interactions with customers, employees, and communities in which businesses operate; and
o	strong governance that is structured in the interests of shareholders.

●	The last paragraph of the section “Principal Investment Strategies” on page 6 of the Prospectus is deleted and replaced with the following:

Consistent with preserving capital, the Adviser intends to select investments that, in its opinion, have low downside risk and high upside potential. Through its investment process, the Adviser seeks to build an understanding of the financial drivers, addressable market, competitive landscape, key risks and uncertainties, and attractiveness of valuation. The Adviser believes that its “ESG” framework can aid in identifying sustainable franchises and may, in its view, better position the Fund to perform over the long term and through market cycles.

The Adviser’s internally developed ESG framework considers environmental, social, and governance risks and to identify potential value-creation opportunities. Specifically, the Adviser seeks to assess an investment’s merits through the lens of environmental, social, and governance issues by considering the both the external impact of the product or service offered by a company and the internal policies, controls, and interactions with shareholders, employees, and other stakeholders.

External factors considered include, but are not limited to:

o	a product’s contribution to climate change;
o	impact on natural resources;
o	promotion of clean, renewable, and green activities;
o	product safety and responsibility;
o	interaction with the communities served by the company;
o	promotion of access to information, healthcare, financing, etc.; and
o	strength of ESG reporting and quality of disclosures and transparency.

Internal factors considered include, but are not limited to:

o	policies and actions that promote sustainability;
o	footprint of corporate facilities;
o	treatment of employees;
o	inclusion and diversity measures;
o	having and enabling a culture of feedback;
o	diverse representation on the Board of Directors and executive team;
o	management alignment with shareholders; and
o	strong checks and balances.

By assessing an investment’s positive, neutral, or negative impact on these internal and external environmental, social, and governance issues, the Adviser aims to identify value-creating opportunities from companies that have positive impacts and avoid value-destructing risk. The Adviser also employs third party ESG scoring systems to complement its internal analysis.

The Adviser intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment. The Adviser believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. The Adviser reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

●	The section “Principal Risks” on page 7 of the Prospectus is revised to insert the following immediately after the bulleted paragraph “Common Stock Risk”:

ESG Strategy Risk: The Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or Advisers’ views.

●	In the “Purchase of Shares” section of the Prospectus, the first paragraph under “Share Classes” on page 10 is deleted in its entirety and replaced with the following:

The Trust offers Class A shares and Class I shares of the Fund. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares are generally offered to individuals, corporate investors and retirement plans. Class I shares are generally offered to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

Class A	Class I
Initial sales charge of 5.00% or less	No initial sales charge
Deferred sales charge may apply[1]	No deferred sales charge
Higher annual expenses than Class I shares	Lower annual expenses than Class A shares due to no distribution fee

1  A 1.00% CDSC may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker-dealer was not paid a commission. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

●	In the “Purchase of Shares” section of the Prospectus, the paragraph under “Class I Shares” on page 14 is deleted in its entirety and replaced with the following:

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are available to corporations or other institutions such as trusts, endowments, foundations or financial intermediaries purchasing for the accounts of others. If you purchase Class I shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE